Equity	3 Months Ended
Jun. 30, 2012
Equity
Stockholders' Equity Note Disclosure

NOTE 7 – Common Stock

On July 16, 2010 the Company issued 50,000,000 shares of its common stock to its President for cash. This transaction was valued at a board approved value of $0.0005 per share for total proceeds of $25,000. Because the transaction price of the founder’s shares was below par value of $0.001, a discount to Paid in Capital of $(25,000) has been recorded.

On March 18, 2012, the Company issued a total of 1,825,000 common shares related to its first public offering of shares. These fully registered shares were sold to non-related parties at a price of $0.02 per share for total consideration of $36,500.